UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

OYO GEOSPACE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-13601	76-0447780
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7007 Pinemont Drive Houston, Texas	77040
(Address of Principal Executive Offices)	(Zip Code)

(713) 986-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2005, OYO Geospace Corporation (the “Company”) issued a press release regarding its earnings results for the third fiscal quarter. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.

Item 7.01 Regulation FD Disclosure

On July 29, 2005, the Company issued a press release regarding the filing of a preliminary prospectus supplement for an offering of 1,250,000 shares of common stock pursuant to an effective shelf registration on Form S-3 previously filed with the Securities and Exchange Commission. The press release is attached hereto as Exhibit 99.2. The foregoing description is qualified by reference to such exhibit.

Item 9.01 (c). Exhibits.

Exhibit 99.1 Press Release dated July 28, 2005.

Exhibit 99.2 Press Release dated July 29, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Dated: July 29, 2005.	By:	/s/ THOMAS T. MCENTIRE
Thomas T. McEntire
Chief Financial Officer

3